Rule 497(e)
                                                              File Nos. 811-3364
                                                                     and 2-75503


                             MAXIM SERIES FUND, INC.
                          August 31, 2000 Supplement to
                           the May 1, 2000 Prospectus


On page , under the heading Maxim Bond Portfolio - Principal investment strategies, the third bullet point should be deleted and replaced with the following:

o Invest in securities with various maturities but maintaining a weighted average life of 2 to 10 years.

The weighted average life of a security takes into consideration the impact of prepayments on the length of time the security will be outstanding and typically indicates an actual maturity that is shorter than the maturity date stated on the face of the instrument. Average life is the weighted average period over which GW Capital Management expects the principal to be paid, and differs from stated maturity in that average life estimates the effect of expected principal prepayments, sinking funds and call provisions. Securities without prepayment, sinking funds or call provisions generally have an average life equal to their stated maturity.